EXHIBIT 99.1

Golden Matrix Group Announces the Retirement of CEO Brian Goodman, Appointment of William Scott as CEO and Launch of Next Phase of Strategic Execution

LAS VEGAS, NV – December 1, 2025 - Golden Matrix Group Inc. (NASDAQ: GMGI)(the “Company” and “Golden Matrix”), a global provider of online gaming platforms, content, and technology, today announced a planned leadership transition that aligns with the Company’s next phase of strategic execution and operational scale.

Mr. Brian Goodman has agreed to step down as Chief Executive Officer and member of the Board of Directors of the Company effective December 12, 2025, unless an earlier date is agreed between Mr. Goodman and the Company. Mr. William Scott, Chairman of the Board and a globally recognized gaming executive, will take over as Interim Chief Executive Officer. Mr. Scott will also Chair the Board Committee responsible for appointing the Company’s next Chief Executive Officer.

During his tenure, Mr. Goodman guided Golden Matrix through a period of significant transformation, shifting from a micro-cap operator to a diversified, NASDAQ-listed international gaming group. Under his leadership, the Company expanded into multiple regulated markets, built a portfolio of scalable B2B and B2C platforms, and established a business model built on recurring revenue and disciplined growth.

“Golden Matrix is built on solid ground - diversified, profitable, and prepared to scale,” said William Scott, Interim CEO and Chairman. “Brian laid the foundation. Our next chapter is about execution, scale and consistent performance. With strong fundamentals, global reach, and disciplined execution, we believe we are positioned to outperform the market and deliver exceptional long-term value for our shareholders.”

Mr Scott brings extensive experience in global gaming and regulated markets. He previously held senior executive roles at GTECH/Lottomatica where he played a leading role in that company’s evolution from a lottery-focused business into a broader international gaming group.

As interim CEO, while leading the permanent CEO search, he will prioritize performance, operational optimization and continued value creation for shareholders. Golden Matrix is committed to innovation, compliance, and delivering consistent results in a dynamic industry landscape.

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About Golden Matrix Group Inc. (NASDAQ: GMGI)

Golden Matrix Group Inc. (NASDAQ: GMGI), based in Las Vegas, Nevada, is a global gaming technology company that develops, licenses, and operates proprietary online gaming platforms through its B2B and B2C segments. The Company’s diversified portfolio includes casino, sportsbook, and competition products powered by its own technology and subsidiaries such as MeridianBet Group, Expanse Studios, GMAG, RKings, CFAC, and MexPlay. Golden Matrix operates in more than 25 markets worldwide across Europe, Latin America, Asia Pacific, Australia, and Africa, serving both operators and consumers with scalable, compliant, and high-margin gaming solutions. For more information, visit www.goldenmatrix.com.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the Company’s repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Contact: Rich Christensen

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